As filed with the Securities and Exchange         Registration No. 333-________
Commission on July 7, 1998

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              -------------------

                             BOOKS-A-MILLION, INC.
             (Exact name of Registrant as Specified in its Charter)

               Delaware                                63-0798460
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
    incorporation or organization)

                              402 Industrial Lane
                           Birmingham, Alabama 35211
                        (Address of Principal Executive
                                    Offices)

                              -------------------

                             BOOKS-A-MILLION, INC.
                               STOCK OPTION PLAN
                  AS AMENDED AND RESTATED AS OF MARCH 18, 1998
                            (Full Title of the Plan)

                              -------------------

                               Clyde B. Anderson
                     Chief Executive Officer and President
                             Books-A-Million, Inc.
                              402 Industrial Lane
                           Birmingham, Alabama 35211
                                 (205) 942-3737

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                With a copy to:
                            Annette D. Elinger, Esq.
                               Hunton & Williams
                         NationsBank Plaza - Suite 4100
                          600 Peachtree Street, N. E.
                          Atlanta, Georgia 30308-2216
                                 (404) 888-4000

                              -------------------

                        CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                        Proposed maximum      Proposed maximum
      Title of securities            Amount to be        offering price          aggregate            Amount of
        to be registered            registered(1)         per share(2)       offering price(2)    registration fee
---------------------------------------------------------------------------------------------------------------------
Common Stock, $.01                    1,500,000              $4.50               $6,750,000            $1,991
par value....................           shares
=====================================================================================================================

(1) Pursuant to Rule 416(a) the number of shares of Common Stock registered hereunder includes such indeterminate number of additional shares of Common Stock as may be offered or issued in the future to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Estimated solely for the purpose of computing the registration fee. This amount was calculated pursuant to Rule 457(c) on the basis of $4.50 per share, which was the average of the high and low prices of the Registrant's Common Stock on July 1, 1998, as reported on the Nasdaq National Market.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION.

         Not required to be filed with the Securities and Exchange Commission (the "Commission").

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         Not required to be filed with the Commission.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Books-A-Million, Inc. (the "Company") with the Commission are incorporated herein by reference and made a part hereof:

                  (i) The Company's Annual Report on Form 10-K for the year ended January 31, 1998 (File No. 000-20664), as filed with the Commission May 1, 1998;

                  (ii) The Company's Quarterly Report on Form 10-Q for the quarter ended May 2, 1998 (File No. 000-20664), as filed with the Commission May 16, 1998; and

                  (iii) The description of the Common Stock contained in the Company's Registration Statement on Form S-1 (Registration No. 33-52256), including any amendments or reports filed for the purpose of updating such description.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which reregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of Delaware provides that a corporation may indemnify its directors and officers against civil and criminal liabilities. Directors and officers may be indemnified against expenses if they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, if they had no reasonable cause to believe their conduct was unlawful. A director or officer may be indemnified against expenses incurred in connection with a derivative suit if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made without court approval if such person was adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. The statutory indemnification is not exclusive of any rights provided by any by-law, agreement, vote of shareholders or disinterested directors or otherwise.

         Article X of the Company's Certificate of Incorporation sets forth the extent to which the Company's directors and officers may be indemnified against liabilities and other monetary expenses which they may incur while serving in such capacities. Such indemnification will be provided to the full extent permitted and in the manner required by the General Corporation Law of Delaware. Article VI of the Company's By-laws also provides that the directors and officers of the Company will be indemnified against any losses incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Company or served with another corporation, partnership, joint venture, trust or other enterprise at the request of the Company and will provide advances, for expenses incurred in defending any such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay such advances, if it is ultimately determined that he is not entitled to indemnification by the Company.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

Exhibit No.          Description
-----------          -----------
4.1*                 Certificate of Incorporation of Books-A-Million, Inc.

4.2**                By-laws of Books-A-Million, Inc.

4.3+                 Specimen Stock Certificate.

5                    Opinion of Hunton & Williams.

23.1                 Consent of Arthur Andersen, LLP independent certified public accountants.

23.2                 Consent of Hunton & Williams (included as part of Exhibit 5).

24                   Power of Attorney (included on signature page hereto).

99***                Amended and Restated Stock Option Plan.



-------------------------------------------------------------------------------
* Incorporated herein by reference to Exhibit 3.1 in the Company's Registration Statement on Form S-1 (Registration No. 33-52256).

** Incorporated herein by reference to Exhibit 3.2 in the Company's Registration Statement on Form S-1 (Registration No. 33-52256).

+ Incorporated herein by reference to Exhibit 4 in the Company's Registration Statement on Form S-1 (Registration No. 33-52256).

*** Incorporated herein by reference to Appendix A of the Company's Proxy Statement, File No. 000-20664, dated April 27, 1998, for the Annual Meeting of the Company's Stockholders held June 4, 1998.



ITEM 9.  UNDERTAKINGS.

         (a)      The Company hereby undertakes:

                  1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i)      To include any prospectus required by Section 10(a)
                           (3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Birmingham, Alabama on this 2nd day of July, 1998.

                                    BOOKS-A-MILLION, INC.


                                    By: /s/ Clyde B. Anderson
                                        --------------------------------------
                                        Clyde B. Anderson
                                        Chief Executive Officer and President


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby authorizes each of Clyde B. Anderson and Sandra B. Cochran to execute in the name of each such person, and to file any amendment, including any post-effective amendment, to the Registration Statement making such changes in the Registration Statement as the Registrant deems appropriate, and appoints each of Mr. Anderson and Ms. Cochran as attorney-in-fact to sign in his behalf individually and in each capacity stated below and file all amendments and post-effective amendments to the Registration Statement.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on the 2nd day of July, 1998.

        Signature                                       Title
        ---------                                       -----
                                           Chief Executive Officer and President
/s/  Clyde B. Anderson                     (principal executive officer)
--------------------------------
Clyde B. Anderson

                                           Executive Vice President, Chief Financial
/s/  Sandra B. Cochran                     Officer and Secretary (principal financial and
--------------------------------           accounting officer)
Sandra B. Cochran


/s/ Charles C. Anderson                    Director
--------------------------------
Charles C. Anderson


/s/ Ronald G. Bruno                        Director
--------------------------------
Ronald G. Bruno


/s/ John E. Southwood                      Director
--------------------------------
John E. Southwood


/s/ J. Barry Mason                         Director
--------------------------------
J. Barry Mason


/s/ Terry C. Anderson                      Director
--------------------------------
Terry C. Anderson

                                 EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
4.1*                 Certificate of Incorporation of Books-A-Million, Inc.

4.2**                By-Laws of Books-A-Million, Inc.

4.3+                 Specimen Stock Certificate.

5                    Opinion of Hunton & Williams.

23.1                 Consent of Arthur Andersen LLP independent certified public accountants.

23.2                 Consent of Hunton & Williams (included as part of Exhibit 5).

24                   Power of Attorney (included on signature page hereto).

99***                Amended and Restated Stock Option Plan.




------------------------------
* Incorporated herein by reference to Exhibit 3.1 in the Company's Registration Statement on Form S-1 (Registration No. 33-52256).

** Incorporated herein by reference to Exhibit 3.2 in the Company's Registration Statement on Form S-1 (Registration No. 33-52256).

+ Incorporated herein by reference to Exhibit 4 in the Company's Registration Statement on Form S-1 (Registration No. 33-52256).

*** Incorporated herein by reference to Appendix A of the Company's Proxy Statement, File No. 000-20664, dated April 27, 1998, for the Annual Meeting of the Company's Stockholders held June 4, 1998.